EXHIBIT 21.2

SPECIAL PURPOSE ENTITIES LIST AS OF DECEMBER 31, 2011

Annapolis Maryland Hotel Limited Partnership

Ashford Alpharetta Limited Partnership

Ashford Anchorage LP

Ashford Atlanta Buckhead LP

Ashford Atlantic Beach LP

Ashford Austin LP

Ashford Basking Ridge LP

Ashford Bloomington LP

Ashford Bridgewater Hotel Partnership, LP

Ashford Bucks County LLC

Ashford Buena Vista LP

Ashford Buford I LP

Ashford Buford II LP

Ashford BWI Airport LP

Ashford Centerville Limited Partnership

Ashford Charlotte Limited Partnership

Ashford CM Partners LP

Ashford Columbus LP

Ashford Coral Gables LP

Ashford Crystal City Partners LP

Ashford Crystal City Limited Partnership

Ashford Crystal Gateway LP

Ashford Dallas LP

Ashford Dulles LP

Ashford Durham I LLC

Ashford Durham II LLC

Ashford Edison LP

Ashford Evansville I LP

Ashford Evansville III LP

Ashford Falls Church Limited Partnership

Ashford Flagstaff LP

Ashford Irvine Spectrum Foothill Ranch Limited Partnership

Ashford Ft. Lauderdale Weston I LLC

Ashford Ft. Lauderdale Weston II LLC

Ashford Ft. Lauderdale Weston III LLC

Ashford Gaithersburg Limited Partnership

Ashford Gateway TRS Corporation

Ashford Hawthorne LP

Ashford Jacksonville I LP

Ashford Jacksonville II LP

Ashford LLB SHS Management, LP

Ashford Jacksonville IV LP

Ashford Kennesaw I LP

Ashford Kennesaw II LP

Ashford LLB C-Hotel Management, LP

Ashford LLB F-Inn Management, LP

Ashford Las Vegas LP

Ashford Lawrenceville LP

Ashford Lee Vista Partners LP

Ashford Louisville LP

Ashford LV Hughes Center LP

Ashford Manhattan Beach LP

Ashford Market Center LP

Ashford Minneapolis Airport LP

Ashford Mira Mesa San Diego Limited Partnership

Ashford MV San Diego LP

Ashford Mobile LP

Ashford Newark LP

Ashford Oakland LP

Ashford Orlando Sea World Limited Partnership

Ashford Overland Park Limited Partnership

Ashford Philadelphia Annex GP LLC

Ashford Philadelphia Annex LP

Ashford Philly LP

Ashford Phoenix Airport LP

Ashford PH Partners LP

Ashford Plano-C LP

Ashford Plano-M LP

Ashford Plano-R LP

Ashford Plymouth Meeting LP

Ashford Raleigh Limited Partnership

Ashford Richmond LP

Ashford Ruby Palm Desert I Limited Partnership

Ashford Salt Lake Limited Partnership

Ashford San Francisco II LP

Ashford San Jose LP

Ashford Santa Clara Partners LP

Ashford Santa Fe LP

Ashford Scottsdale LP

Ashford Seattle Downtown LP

Ashford Seattle Waterfront LP

Ashford Syracuse LP

Ashford Tampa International Hotel Partnership, LP

Ashford Terre Haute LP

Ashford Tipton Lakes LP

Ashford Walnut Creek LP

Bucks County Member LLC

CHH Capital Hotel Partners LP

CHH Torrey Pines Hotel Partners LP

CHH Tucson Partnership, LP

CY Manchester Hotel Partners, LP

Key West Florida Hotel Limited Partnership

Minnetonka Minnesota Hotel Limited Partnership

New Beverly Hills Hotel Limited Partnership

New Clear Lake Hotel Limited Partnership

New Fort Tower I Hotel Limited Partnership

New Houston Hotel Limited Partnership

New Indianapolis Downtown Hotel Limited Partnership

Palm Beach Florida Hotel and Office Building Limited Partnership

St. Petersburg Florida Hotel Limited Partnership

Ashford Sapphire GP LLC

Ashford Sapphire I GP LLC

Ashford Sapphire II GP LLC

Ashford Sapphire III GP LLC

Ashford Sapphire V GP LLC

Ashford Sapphire VI GP LLC

Ashford Sapphire VII GP LLC

Ashford Sapphire Junior Holder I LLC

Ashford Sapphire Junior Holder II LLC

Ashford Sapphire Junior Mezz I LLC

Ashford Sapphire Junior Mezz II LLC

Ashford Sapphire Senior Mezz I LLC

Ashford Sapphire Senior Mezz II LLC

Ashford TRS CM LLC

Ashford TRS Crystal City LLC

Ashford TRS Jacksonville IV LLC

Ashford TRS Lee Vista LLC

Ashford TRS Lessee I LLC

Ashford TRS Lessee II LLC

Ashford TRS Lessee III LLC

Ashford TRS Lessee IV LLC

Ashford TRS Nickel LLC

Ashford TRS PH LLC

Ashford TRS Philadelphia Annex LLC

Ashford TRS Pool I LLC

Ashford TRS Pool II LLC

Ashford TRS Santa Clara LLC

Ashford TRS Sapphire GP LLC

Ashford TRS Sapphire LLC

Ashford TRS Sapphire I LLC

Ashford TRS Sapphire II LLC

Ashford TRS Sapphire III LLC

Ashford TRS Sapphire V LLC

Ashford TRS Sapphire VI LLC

Ashford TRS Sapphire VII LLC

CHH Capital Tenant Corp.

CHH Torrey Pines Tenant Corp.

CY Manchester Tenant Corporation

EC Tenant Corp.

Annapolis Hotel GP LLC

Ashford Anchorage GP LLC

Ashford CM GP LLC

Ashford Crystal City GP LLC

Ashford Crystal Gateway GP LLC

Ashford Jacksonville IV GP LLC

Ashford Lee Vista GP LLC

Ashford Minneapolis Airport GP LLC

Ashford MV San Diego GP LLC

Ashford Philly GP LLC

Ashford PH GP LLC

Ashford Pool I GP LLC

Ashford Pool II GP LLC

Ashford Santa Clara GP LLC

Ashford Senior General Partner I LLC

Ashford Senior General Partner II LLC

Ashford Senior General Partner III LLC

Ashford Senior General Partner IV LLC

Ashford Walnut Creek GP LLC

CHH Capital Hotel GP LLC

CHH Torrey Pines Hotel GP LLC

CHH Tucson Parent LLC

CY-CIH Manchester Parent LLC

Key West Hotel GP LLC

Minnetonka Hotel GP LLC

New Beverly Hills GP LLC

New Clear Lake GP LLC

New Fort Tower I GP LLC

New Houston GP LLC

New Indianapolis Downtown Hotel GP LLC

Palm Beach GP LLC

St. Petersburg GP LLC

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